September 29, 2021
Pioneer Strategic Income Fund
Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated February 1, 2021
New expense limitation
Effective October 1, 2021, the fund is implementing new expense limitations as follows:
Class K shares –	0.59%
Class Y shares –	0.69%
Amundi US has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to the above amounts. These expense limitations will be in effect through February 1, 2025.
32674-00-1021
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Underwriter of Pioneer mutual funds
Member SIPC